Investments in Equity Investees	12 Months Ended
Dec. 31, 2019
Equity And Cost Method Investment [Abstract]
Investments in equity investees
7.	Investments in equity investees

In June 2017, the Group entered into an agreement with three third-parties to launch JING Medicine Technology (Shanghai) Ltd. (“JING”), an entity which will provide services for drug discovery and development, consultation and transfer of pharmaceutical technology. The capital contribution by the Group was RMB26,250  in cash, representing 20% of the equity interest of JING, which was fully paid by the Group in 2017 and 2018. The Group accounts for this investment using the equity method of accounting because the Group does not control the investee but has the ability to exercise significant influence over the operating and financial policies of the investee. The Group recorded its share of loss in this investee of $250, $587 and $752 for the years ended December 31, 2017, 2018 and 2019, respectively.

In October 2016, the Group invested $500 in a private company over which the Group does not have significant influence or control and accounted for the investment using cost method of accounting. In April 2017, the Group disposed its investment to Quan Venture Fund I, L.P. for cash consideration of approximately $500 and no gain/loss was recognized upon disposal (Note 15).